EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

STREMICKS HERITAGE FOODS, LLC, JASPER PRODUCTS, LLC and
PREMIER NUTRITION COMPANY, LLC
MANUFACTURING AGREEMENT
THIS MANUFACTURING AGREEMENT (the “Agreement”) is made this 14th day of December, 2022, between Stremicks Heritage Foods, LLC (“Heritage”), a Delaware limited liability company with an address of 4002 Westminster Avenue, Santa Ana, CA 92703, and Jasper Products, L.L.C. (“Jasper”, and together with Heritage, each individually as applicable, a “Co-Packer”), a Missouri limited liability company with an address of 3877 E 27th St, Joplin, MO 64804, and Premier Nutrition Company, LLC (“Buyer”), a Delaware limited liability company with a principal place of business at 1222 67th Street, Emeryville, California 94608 (each a “Party”, collectively, the “Parties”). The liability of Heritage and Jasper (each as a Co-Packer) under this Agreement is several and not joint.
WHEREAS, Heritage is engaged in the business of producing food products on a contract basis and desires to produce Products (as defined below) for Buyer at [***], and Jasper, its wholly owned subsidiary, is engaged in the business of producing food products on a contract basis and desires to produce Products for Buyer at [***];
WHEREAS, Buyer is the owner of certain proprietary formulations, manufacturing processes and techniques and wishes to have Product manufactured and packaged by Co-Packer in accordance with the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the Parties agree as follows:
1.    BASIC TERMS
(a)    This Section contains the basic terms of this Agreement between Co-Packer and Buyer. All other provisions of this Agreement are to be read in accordance with the provisions herein contained.
(i)Commencement Date………………… January 1, 2023
(ii)Termination Date…………………….. December 31, 2027
(iii)Product Descriptions …………………Schedule A
(iv)Specifications ……………………………….Schedule B

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(v)Ingredients/Materials/Packaging ……..Schedule C Purchased by Buyer
(vi)Ingredient/Materials/Packaging Purchased by Co-Packer ……………………………………………………Schedule C
(vii)Material loss allowance…………………..Schedule C

(viii)Pricing and terms……………………..Schedule C

(ix)Buyer Contacts……………………...Schedule D

(x)Buyer’s Quality Expectations Manual……...Schedule E

(xi)Other Schedules as listed on the page after the signature page hereto

(b) The term of this Agreement will commence on the Commencement Date and will continue through December 31, 2027 or until this Agreement is otherwise terminated in accordance with its provisions (“Term”).

2.    PRODUCTION OF PRODUCT
(a)Co-Packer shall produce the products described on Schedule A attached hereto, as may be amended by the Parties hereafter from time to time in [***] (the “Products”), for Buyer [***] (the “Heritage Facilities”) or the Jasper facility located at [***] (the “Jasper Facility”) (the Heritage Facilities and Jasper Facility are each individually a “Facility” and collectively are the “Facilities”). [***] For volumes produced at the Heritage Facilities, [***]. For volumes produced at the Jasper Facility, [***] Any facility that Co-Packer wishes to use, other than [***], to manufacture the Products must be approved by Buyer in writing, in advance. For the avoidance of doubt, any new Co-Packer facility must be approved by Buyer before it may be used to manufacture the Products. Such facility approvals shall not be unreasonably withheld or delayed. Buyer’s facility approval will be based, in part, on the successful completion of a trial production run that is sufficient in meeting finished product specifications, and an evaluation of the stability and specifications of trial production product within 30 days of the trial production run
(b)Co-Packer and Buyer agree that all Products subject to this Agreement, and their current and subsequently modified respective formulas are confidential and proprietary, and the sole property of Buyer unless otherwise agreed in writing by both Parties.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(c)Minimum Quarterly Order Volume. Buyer shall be required to order and accept for delivery from Co-Packer (in the aggregate from Heritage and Jasper) a Minimum Quarterly Order Volume of [***] individual units of the Products that meet the Specifications, and all other requirements under this Agreement (“Units”) during each three-month period of the Term commencing January 1, 2023 (“MQOV”). Acceptance of delivery means that Co-Packer has issued a Certificate of Analysis. The three-month periods are each a “Contract Period”. The Parties will meet in May of each year of the Term to discuss any changes to the MQOV for the subsequent year(s) of the Term. Any changes to the MQOV must be mutually agreed to by the Parties in writing. If any MQOV is changed by mutual written agreement, all calculations outlined in the Agreement will use the changed MQOV. For the avoidance of doubt, the MQOV shall never fall below [***] Units.
(d)During the Term, Buyer shall have the right (but not the obligation) to request production of Products in excess of [***]per month (the MQOV divided by 3). Co-Packer will approve or reject such request in its sole discretion. If Co-Packer approves the request, it will produce such additional quantities per the pricing and terms on Schedule C.
(e)Minimum Quarterly Order Volume Shortfall. If in any given Contract Period during the Term of the Agreement, Buyer has failed to order and accept for delivery, Products produced by Co-Packer that meet the Specifications and all other requirements under this Agreement in the amount of the MQOV (in the aggregate from Heritage and Jasper), Buyer shall pay Co-Packer (either Heritage or Jasper), within thirty (30) days following the expiration of that Contract Period, as liquidated damages, a sum equal to [***] (“Order Shortfall”). Buyer shall be relieved of its obligation to pay the aforementioned liquidated damages if, and to the extent the Order Shortfall is attributable to a force majeure event or any act or omission of Co-Packer, including without limitation Co-Packer’s failure or inability to produce Products in the quantities ordered by Buyer, and to the Specifications set forth herein, provided such orders do not exceed the MQOV for the applicable Contract Period. The Order Shortfall is agreed upon as liquidated damages solely for damages resulting from failure to order and accept for delivery Products that meet the Specifications and all other requirements under this Agreement in the amount of the MQOV, and is not a penalty.
(f)If in any given Contract Period during the Term of the Agreement, Co-Packer (in the aggregate from Heritage and Jasper) fails to produce and make available for delivery the MQOV, except to the extent that such requirement is not met as a result of a force majeure event or any act or omission of Buyer, and Buyer had timely ordered Product quantities equal to or greater than the MQOV, then Co-Packer (either Heritage or Jasper) shall pay Buyer, within thirty (30) days following the expiration of that Contract Period, as liquidated damages, a sum equal to [***] (“Production Shortfall”). The Production Shortfall is agreed upon as liquidated damages solely for damages resulting from failure to produce and make available for delivery the MQOV, and is not a penalty.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(g)By the [***] day of each calendar month during the Term, Buyer shall provide to Co-Packer a [***] rolling production forecast which shall set forth Buyer’s non-binding good faith estimated purchases (each, a “Forecast”) for the [***] period commencing on the date of Buyer’s delivery of such Forecast (the “Forecast Delivery Date”), in each case consistent with the MQOV. Each Forecast shall also designate which Facility shall manufacture the Products set forth in such Forecast (i.e. Co-Packer’s Heritage Facilities or Jasper Facility, or some other facility agreed to by the Parties). Co-Packer shall notify Buyer, in writing (or email), within [***] of each Forecast Delivery Date, if Co-Packer’s Facilities will not be able to fulfill Buyer’s estimated purchases as set out in the first [***] of such Forecast. For the avoidance of doubt, the first [***] are the [***] immediately following the Forecast Delivery Date.
(h)Within [***] of receiving each monthly PO (as defined below), Co-Packer shall provide to Buyer a [***] production forecast which shall set forth Co-Packer’s good faith estimated maximum [***]unit volume capacity (“Maximum Volume”) for each Facility during such [***] period, in each case consistent with the MQOV. Modifications may only be made to the Maximum Volume if agreed to by the Parties in writing.
(i)Buyer shall provide Co-Packer with Purchase Orders (or “POs”) [***]in advance of the due date specified on the PO for pick up under Section 8(a) as set forth in such POs. The POs, at a minimum, will give the Products and quantities ordered, pricing consistent with this Agreement, and the due date requested.
(j)Within [***] of receipt of a PO, Co-Packer shall (i) provide to Buyer email confirmation of acceptance of the PO, a schedule of production and an estimated production completion date (the “Estimated Completion Date”), or (ii) notify Buyer if any term of the PO cannot be met. Co-Packer’s failure to notify Buyer, within the time specified herein, of an inability to meet a term of the PO shall constitute acceptance of such PO in its entirety. Once a PO is accepted, Co-Packer shall use all commercially reasonable efforts to complete production on or before the due date in the PO.
(k)Purchase Orders will be Buyer’s best estimate of its current requirements, but may be amended up or down or canceled in their entirety by Buyer to reflect changing demand for Products (provided Buyer is in any event responsible for the MQOV in each Contract Period). The final Unit quantities on Buyer’s Purchase Orders that meet the Specifications, and all other requirements under this Agreement and are accepted for delivery in any given Contract Period will count towards the MQOV. However, if (i) any increase or decrease in Unit volume under a particular PO is greater than [***] and (ii) Buyer requests such change or cancellation within [***]prior to the Due Date (or Production Date, as applicable) (the “Fee Period”), Co-Packer in its sole discretion, may charge Buyer a fee in the amount of [***] for the amount of the PO change in excess of the [***]. The fee is

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

agreed upon as liquidated damages solely for damages resulting from changes or cancellations, and is not a penalty. In no event shall Buyer pay a fee if (i) it cancels or modifies any PO prior to the commencement of the Fee Period (i.e.; [***] preceding the Due Date (or Production Date, as applicable), (ii) Co-Packer fails to timely start production in the [***] before or after the Due Date (or Production Date, as applicable), or (iii) the basis for Buyer’s cancellation is a breach by Co-Packer of its obligations, representations or warranties hereunder.
(l)Co-Packer shall within [***] after the end of the production run, notify Buyer via email of the final estimated production quantity and the estimated quantity, including losses, of all Buyer-supplied materials used. If the final production quantity for any accepted PO is less than [***]of the PO quantity ordered, or if the quantity of production released for shipment within [***] is less than [***] of the PO quantity, upon request by Buyer, Co-Packer shall take all commercially reasonable steps to produce or replace the shortfall within [***] days. The final production quantity by Heritage and Jasper will count towards the MQOV requirements.
(o)Co-Packer represents and warrants that:
(i)All Products manufactured, packaged and delivered by Co-Packer under the terms of this Agreement shall conform to the specifications supplied to Co-Packer by Buyer as listed on Schedule B, which Schedule may from time to time be modified by the Parties in writing (except that Buyer may unilaterally modify the Schedule if required to by applicable law or regulation, but only upon written notice thereof to Co-Packer and with any increased costs associated therewith which are incurred by Co-Packer to be added to the price for the Products payable by Buyer hereunder) (the “Specifications”), shall conform to Buyer’s Quality Expectations Manual attached hereto as Schedule E, and shall conform in all material respects to samples previously supplied to Buyer by Co-Packer. No change in Specifications shall be binding on Co-Packer until Buyer has provided written Specifications for each SKU, and each Specification is signed and dated by the Parties to acknowledge receipt. Any additional net cost increases or decreases associated with any modifications to Buyer’s Specifications shall be borne by or credited to Buyer and the Parties will work together to mitigate any cost increases associated with any modifications.
(ii)Co-Packer will comply with all laws and regulations applicable to production of the Products, including without limitation, the laws and regulations of the United States Food and Drug Administration (“FDA”), United States Public Health Service (“PHS”), and any and all other applicable federal, state and local laws and regulations. Co-Packer warrants that the Products shall be released free from defects in workmanship and shall be manufactured in accordance with this Agreement and 21 C.F.R. Part 110 which is entitled “Current Good Manufacturing Practice in Manufacturing, Packing or Holding Human Food” and as it may be amended from time-to-time.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(iii)Co-Packer will comply with the quality testing requirements outlined in Schedule F.
(iv)The Products, when delivered to Buyer in accordance with this Agreement, shall be free of contaminants, merchantable, fit for intended use and shall not be adulterated within the meaning of the Federal Food, Drug and Cosmetic Act.
(v)Co-Packer holds and will maintain during the Term all permits and licenses required for Co-Packer to manufacture the Products under the Agreement. Co-Packer will obtain all ingredients and packaging materials from suppliers that are approved by Buyer in writing.
(vi)Co-Packer will perform its obligations related to the Agreement in conformance with Buyer’s Supplier Code of Conduct, which is attached as Schedule G, and agrees to cooperate with reasonable measures required by Buyer to investigate and ensure compliance with the Supplier Code of Conduct.
(vii)All Product supplied hereunder will be sold to Buyer free of any and all liens, security interests, claims, charges and encumbrances of any kind.
(p)Notwithstanding anything to the contrary herein, all labels utilized in connection with the Products, including but not limited to the design, content, wording, artwork, label features, product claims, logos, trademarks (registered and unregistered), service marks, trade names and trade dress set forth thereon (as such may be changed from time to time, the “Labeling Elements”) shall be prescribed by Buyer. While Buyer shall be solely responsible for the Labeling Elements, including their compliance with all applicable laws and noninfringement of third-party intellectual property rights, Co-Packer shall be solely responsible for affixing the correct Labeling Elements to each Product. Buyer represents and warrants that throughout the Term, all Labeling Elements will comply with all applicable laws, provided that: (a) Co-Packer has manufactured the Products in strict compliance with the Specifications; (b) Co-Packer has not made any changes to the Specifications without the written consent of Buyer; and (c) Co-Packer has not affixed any label or other printed material on the Products other than the Labeling Elements.

(q)    Upon [***], Co-Packer shall permit Buyer or its representatives [***]. Co-Packer agrees to disclose to Buyer and provide a list of, and back up information necessary for Buyer to understand, any material violations or deficiencies noted during any inspection by the FDA, United States Department of Agriculture, PHS, or any other federal, state or local health or food regulatory agency of the Co-Packer Facilities, which have a material adverse effect on the manufacture or packaging of the Products.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(r)    Co-Packer will keep for [***] complete and accurate records in connection with each unique production lot of Products with respect to manufacturing practices, quality assurance measures, analytical procedures and their resultant data. Such records shall include at least those listed on attached Schedule F. Upon reasonable advance written notice, Co-Packer shall allow, Buyer access to such records during normal working hours.
3.    DELIVERY, PRICING, BILLING AND PAYMENT
(a)Co-Packer shall coordinate shipments to meet scheduled delivery dates of the Products with Buyer designated transportation providers. All shipments of the Products shall be by common carrier, F.O.B. the Heritage [***] Facility [***] or the Jasper Facility, as indicated by Buyer in the Purchase Order.
(b)Co-Packer shall purchase all ingredients and packaging materials identified in Schedule C to be used in connection with the manufacture of the Products (other than those packaging materials for which Buyer is obligated to supply, as set forth on Schedule C). Co-Packer shall invoice Buyer [***] as identified on Schedule C. Co-Packer shall not, however, purchase ingredients or packaging materials in excess of [***]. For all ingredients or packaging materials that Co-Packer is responsible for acquiring, it must ensure that it has an adequate safety stock of such ingredients or packaging materials (taking into account the supply chain circumstances at the time). For ingredients or packaging materials that Buyer is responsible for acquiring, Co-Packer must accept delivery of such ingredients or packaging materials as is necessary to produce the Products hereunder. If an ingredient or packaging material is subject to supply chain or other constraints, Co-Packer must increase its safety stock of that ingredient or packaging material (if Co-Packer is responsible for acquiring that ingredient or packaging material) or accept delivery of that ingredient or packaging material (if Buyer is responsible for acquiring that ingredient or packaging material), in each case as is necessary to produce Products hereunder. Co-Packer is responsible for, and will assume all costs associated with, the safe storage and handling of all ingredients and packaging materials in a manner consistent with the Specifications, and will properly protect such ingredients and packaging materials and will minimize their loss. Co-Packer will retain title in and risk of damage to or loss of all ingredients and packaging materials and unfinished Products. Risk of damage to or loss of all finished Product will remain with Co-Packer until delivery by Co-Packer to Buyer or to the carrier in accordance with Buyer instructions.
(c)Co-Packer shall charge Buyer a tolling fee and [***] charges as set forth in Schedule C.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(d)For all Products ordered by Buyer and produced by Jasper at the Jasper Facility in accordance with this Agreement, Jasper shall invoice Buyer upon quality release by Buyer’s Quality team, and Buyer shall pay to Jasper the total amount of each invoice within [***] after the date of the receipt of invoice. For all Products ordered by Buyer and produced by Heritage at either of the Heritage Facilities in accordance with this Agreement, Heritage shall invoice Buyer upon shipment, and Buyer shall pay to Heritage the total amount of each invoice within [***] after the date of the receipt of invoice. Failure by Buyer to meet payment terms of any invoice shall result in interest being imposed on any unpaid balance at the rate of [***], accrued from its due date or in the event such rate exceeds that permitted to be charged by law, the maximum rate permitted by law.
(e)Co-Packer will maintain accurate and complete books of account and records covering all its operations and transactions relating to this Agreement, including detailed purchasing and accounting records, master manufacturing, batching, & quality control records, pertaining to the manufacture of the Products, including records relating to the procurement and cost of all raw materials, packaging materials, equipment, and any other cost associated with the manufacture of the Products [***]. Buyer, shall have the right, directly or through its representative, to inspect, copy, and audit all such records upon reasonable advance written request and during normal business hours, acknowledging that access to accounting and purchasing records will be limited to those supporting pass-through materials costs and purchases of Buyer specified equipment if any. [***] Co-Packer must allow Buyer reasonable access to its Facilities during normal business hours to conduct a physical inventory. Additionally, if Buyer determines, in its sole discretion, that there is a material discrepancy between Co-Packer’s reported inventory and the actual inventory on-hand observed by Buyer, Co-Packer must conduct its own physical inventory of its Facilities and provide a report of the physical inventory to Buyer.
4.    STORAGE, SHIPPING AND INVENTORY
(a)During the Term of this Agreement, Co-Packer agrees to handle and store the amounts of raw materials necessary to produce the Products hereunder. With regard to finished Products, Co-Packer agrees during the Term to store finished Products at no cost to Buyer for a period not to exceed [***]from the date of Co-Packer’s issuance of a Certificate of Analysis (“COA”). Commencing on [***] after the date the COA is delivered to Buyer, a warehouse fee will be imposed that will equal [***], until such Products are delivered to Buyer’s carrier.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(b)Buyer agrees to issue shipping instructions [***], and Co-Packer agrees to make the Products available for shipping within [***], but in each case consistent with the lead times required in Section 2(i) above. Co-Packer shall ship oldest Products first, unless otherwise directed in writing by Buyer. Release of Products shall only be from inventory that has completed any required incubation period and Co-Packer quality control release protocols.
(c)Co-Packer shall perform a documented inspection of all trailers before loading to confirm they are free of any visible contamination or odors and fit for use with food products. When Products are properly palletized and loaded by Co-Packer, Buyer shall be responsible for physical, in-transit damage loss of finished Products upon Co-Packer completing loading of the designated container or trailer, and sealing the same.
(d)Co-Packer shall notify Buyer via email within [***] that Products are available for shipment.

(e)Co-Packer, as applicable, shall provide the series of standard, regular, required reports and scorecards historically provided by Co-Packer to Buyer, at such frequencies consistent with such historical practices.
5.     INTELLECTUAL PROPERTY RIGHTS
Buyer represents and warrants that it owns or otherwise has the right to use, and has the right to provide Co-Packer with the right to use, all trademarks (the “Trademarks”), copyrighted material (the “Copyrights”), Specifications and formulas for the Products provided by Buyer to Co-Packer, which are provided solely for use in connection with the manufacture or packaging of the Products, and that none of the foregoing violate any applicable laws, rules or regulations or infringe the intellectual property rights of any third party. Co-Packer will not use any of the Trademarks or any marks that are confusingly similar to, or likely to cause confusion with regard to, the Trademarks or Copyrights owned or licensed by Buyer for any other purpose without the prior written consent of Buyer in each instance. Provided, however, that the foregoing covenant shall not be construed to restrict or prohibit Co-Packer from using any trademark, trade name, trade dress, labeling or packaging that Co-Packer is using in commerce as of the date of this Agreement . Notwithstanding anything herein to the contrary, nothing contained in this Section 5 is intended to or does preclude Buyer from enforcing any of its intellectual property rights, including without limitation, its trademark rights, including against Co-Packer.

All processing specifications, know how and manufacturing procedures used by Co-Packer to produce the Products which were not provided by Buyer will continue to be owned by Co-Packer and Co-Packer may use the same outside the context of this Agreement for itself or other customers.

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

    6.    QUALITY CONTROL
(a)    Co-Packer agrees to perform, at its expense, sampling and testing procedures for the Products in accordance with Schedule F, attached hereto, and all applicable governmental regulations. If additional testing, not identified in Schedule F, is required by Buyer, a reasonable additional fee will be agreed upon between Co-Packer and Buyer to cover the associated incremental cost. Other quality control items to be performed under this Agreement are as follows:
(i)Normal production runs shall require Buyer to provide at least two (2) non-work hour phone numbers for Buyer employees who can be contacted in the event a problem occurs during a production run not being conducted during normal business hours. Said contacts and contact information shall be listed in Schedule D.
(ii)Co-Packer shall keep retention samples in accordance with Schedule F.
(iii)Co-Packer shall not modify any processing instructions or Specifications without obtaining Buyer’s prior written consent.
(iv)Co-Packer shall evaluate Products on a regular schedule at a sufficient frequency to confirm that Products meet the Specifications, including the Buyer’s Quality Expectations Manual. Any Products not conforming to the Specifications shall not be released for shipment.
(b)    Co-Packer will notify Buyer promptly upon learning of, or having a reason to believe that, any Product, ingredient, or packaging material used in connection with any Product: (a) may pose a health or safety risk; (b) does not comply with the Specifications or applicable laws; or (c) was otherwise not produced in compliance with the quality requirements in this Agreement (each a “Defect”). Co-Packer shall describe in detail the Defect as well as the events that gave rise to such Defect and shall keep Buyer promptly informed of any developments. If as a result of any such Defect that is caused by Co-Packer’s negligence, willful misconduct or breach of this Agreement, Buyer determines that any Product or packaging material must be destroyed, Co-Packer will arrange for the prompt destruction of the affected Products or packaging materials, including where necessary, retrieval of affected Products previously delivered to Buyer or its customers or distributors. Co-Packer will provide Buyer with documentation that such destruction has occurred. In such event, Co-Packer shall bear all costs and expenses associated with the retrieval and destruction of Product and packaging materials. All costs associated with a Defect caused by Buyer’s negligence, willful misconduct or breach of this Agreement shall be borne by Buyer

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

(c)    Buyer warrants that all ingredients and packaging materials that it supplies hereunder shall at the time of delivery to Co-Packer (i) be free from defect, (ii) be unadulterated, (iii) comply with the Specifications, and (iv) not otherwise cause any of the Products to fail to comply with Co-Packer’s warranties hereunder. Buyer will provide all such ingredients and packaging materials to Co-Packer under the same lead times and quantities as Co-Packer is responsible to adhere to hereunder with respect to ingredients and packaging materials procured by Co-Packer.
    7.    INDEMNITY
(a)Buyer shall indemnify, defend and hold Co-Packer harmless from and against any and all loss, cost, expense, claim, suit, damage or liability (including reasonable attorneys' fees and court costs) (collectively “Losses”) arising out of or relating to an infringement or alleged infringement of any third party intellectual property rights in connection with the Trademarks, Copyrights, Specifications or formulas for the Products provided by Buyer to the extent Co-Packer follows Buyer’s instructions with regard to the proper display and use of the Trademarks and Copyrights. In addition, Buyer shall indemnify, defend and hold Co-Packer harmless from and against any and all Losses arising out of or relating to: (i) Co-Packer’s adherence to the Product Specifications, identified in Schedule B, formulas or written orders or instructions given by Buyer to Co-Packer relating to the manufacture or packaging of Products; (ii) Buyer’s breach of any of its warranties or obligations contained herein; (iii) ingredients or materials provided by Buyer to Co-Packer for the production of the Products hereunder; (iv) the storage (outside of the Facilities), sale, marketing, distribution and consumption of the Products, other than any Losses which would be covered under Section 7(b) hereof; (v) Buyer’s negligence or willful misconduct; or (vi) the labels or packaging for the Products (including, without limitation, any claim that the content on the labels or packaging is inadequate or misleading in any manner), except to the extent caused by Co-Packer’s breach of this Agreement.
(b)Co-Packer shall indemnify, defend and hold Buyer harmless from and against any Losses arising out of or relating to (i) Co-Packer’s negligence or willful misconduct, (ii) the manufacturing, packaging, storing and consumption of the Products (except to the extent resulting from Co-Packer’s compliance with Buyer’s Specifications or Losses otherwise covered under Section 7(a) hereof), (iii) any breach of the Agreement by Co-Packer or (iv) ingredients or packaging materials purchased by Co-Packer. [***]
(c)    The Party seeking indemnification shall promptly notify the other Party hereto in writing of any suit, claim, or damage for which such Party has notice and to which these provisions may apply. In the event suit is commenced, the indemnifying Party shall have the right to control the defense of any such suit, but no settlement that adversely impacts the

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

indemnified Party may be reached without the indemnified Party’s written consent. The appearance of the indemnifying Party in such proceeding shall not be construed as an admission of liability and shall not constitute a waiver of any of its rights, including, but not limited to, the indemnifying Party's right to hire its own counsel.
8.    RISK OF LOSS AND INSURANCE
(a)For all Products ordered by Buyer and produced by Jasper at the Jasper Facility in accordance with this Agreement, title will transfer from Co-Packer to Buyer upon quality release by Buyer’s Quality team. For all Products ordered by Buyer and produced by Heritage at either of the Heritage Facilities in accordance with this Agreement, title to the Products shall be in and remain with Buyer from the date Products are picked up by a carrier at Co-Packer’s Facility pursuant to Buyer’s instructions for delivery to Buyer. In all cases, Co-Packer shall bear the risk of loss to the Products until the Products are loaded onto Buyer’s carrier for delivery to Buyer as set forth herein. Risk of loss to the Products shall also be with Co-Packer during shipment between the Co-Packer Facilities pursuant to Section 2.
(b)Each Co-Packer shall maintain insurance of the following kinds and in the following amounts during the Term of this Agreement:

i.Commercial General Liability Insurance with a limit of [***] each occurrence and [***] in the aggregate, including Contractual, Completed-Operations and Product-Liability Coverage with a limit of [***] for each occurrence, covering both bodily injury and property damage liability.

ii.Umbrella/Excess Liability with a limit of [***].

iii.Workers' Compensation Coverage plus Occupational Disease Insurance if Occupational Disease coverage is required by the laws of the state where the Facility is located or work is to be performed. Employers Liability [***] each accident; [***] disease, each employee; [***] disease, policy limit

iv.Auto Liability [***] combined single limit

v.Product Recall Insurance coverage for Products determined to be in violation of laws administered by the authorized government entity who classifies the Products as unfit for intended use with limits of [***] per policy year.

Each Co-Packer shall have Buyer named as an additional insured on its insurance policies in subparts i, ii and iv above. Each Co-Packer shall furnish Buyer with a certificate from its insurer verifying that it has the above insurance in effect during the Term of this Agreement and that

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

insurer acknowledges (a) the contractual liability assumed by Co-Packer in this Agreement and (b) that Buyer is an additional insured on such policies and (c) Co-Packer’s CGL policies are primary and Buyer’s CGL policy is non-contributory and (d) a waiver of subrogation shall be provided in favor of Buyer on the CGL, Workers’ Compensation and Auto policies. Said certificate of insurance shall require each Co-Packer’s insurance carrier to give Buyer no less than [***] written notice of any cancellation or change in coverage. Failure to provide such certificate within [***] following written request shall constitute a breach of this Agreement.

Certificate of Insurance:

Certificate holder language must read: Please send to:

Premier Nutrition Company, LLC
Attn: Risk Management
1222 67th Street, Suite 210
Emeryville, CA 94608

Please send certificates to: [***]

9.    CONFIDENTIALITY
Each Party recognizes that in the performance of this Agreement, it may acquire, directly or indirectly from the other Party, proprietary, confidential, trade secret, or information that is not otherwise available to the general public including, without limitation, information about their respective employees, properties, customers, suppliers, finances, operations, organization, development and other business plans, existing products, new products, product ideas, product, component/packaging, raw material and/or ingredient pricing, cost and/or volumes, projections, production methods, marketing or advertising plans, contracts, or intellectual property, including, without limitation, any and all inventions, patents, trademarks, trade secrets, discoveries, processes, know-how, copyrights, software, IT structures, design or capabilities, research, developments, technical data, formulas and any advancements or improvements thereto, and including information that may or may not be marked or identified as confidential or proprietary, but that nevertheless should be reasonably understood to be confidential or proprietary from its nature and the circumstances of its disclosure (“Confidential Information”). Each Party shall maintain control of all Confidential Information it receives and exercise reasonable care in protecting the Confidential Information it receives and not disclose it, except to its or its affiliates’ directors, officers, employees or agents who need to know the same in connection with the transactions contemplated herein (and the receiving Party will be responsible for any violation of this Section 9 by such persons to whom it discloses the other Party’s Confidential Information), or use it for any other purpose other than to perform its obligations under this Agreement. Each Party shall return the Confidential Information,

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

along with all materials derived therefrom, to the disclosing Party upon demand or, destroy them and provide verification of destruction upon the expiration or earlier termination of this Agreement promptly following the written request of the disclosing Party. Each Party acknowledges that the value of the other Party's Confidential Information is unique and substantial, and it may be impractical or difficult to assess its value in monetary terms. Accordingly, in the event of an actual or potential violation of this paragraph, the violating Party expressly consents to the enforcement of this Agreement by injunctive relief or specific performance in addition to any and all other remedies available to the other Party. The Parties also agree to treat the terms and conditions of this Agreement as Confidential Information.
The term Confidential Information shall not apply to any information that Party receiving it can show: (i) is or becomes generally available to the public other than as a result of a disclosure by the receiving Party in breach of this Agreement; (ii) is in the receiving Party's possession from a source (other than the furnishing Party) that is not prohibited from disclosing such information, (iii) was known to the receiving Party on a nonconfidential basis prior to disclosure thereof by the furnishing Party; or (iv) is independently developed by the receiving Party without the use of any non-public, confidential or proprietary information received from the furnishing Party. A Party shall be entitled to disclose the other Party’s Confidential Information as required pursuant to judicial action, governmental regulations or investigation, or other requirements. Such Party shall, to the extent allowed or permitted by the applicable judicial action, governmental regulation or investigation or other requirements, promptly notify the Party that furnished the Confidential Information prior to any such disclosure, and reasonably cooperate (at the request and expense of the furnishing Party) with the furnishing Party to contest or limit such disclosure.
10.FORCE MAJEURE
In the event that either Party shall be totally or partially unable to fulfill one or more of its obligations hereunder as a result of acts or occurrences beyond the control of the Party affected, such as, but not limited to, [***], the Party so affected shall be totally or partially relieved, as the case may be, from fulfilling its obligations under this Agreement during the period of such force majeure; provided, however, that the affected Party shall notify the other Party of the circumstances as soon as reasonably possible; and further provided that if such period of force majeure shall continue for a period of [***], the Party not affected shall be entitled to terminate this Agreement by giving notice to take effect immediately. The foregoing shall not relieve either Party of any obligation to make payments required pursuant to this Agreement in accordance with the terms hereof. Notwithstanding the foregoing, in the event there is a force majeure at any Co-Packer production facility, then the non-force majeure

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

facility shall not be required to produce the total production quantities agreed upon for both facilities.
However, the non-force majeure facility shall use commercially reasonable efforts to produce as much Product as possible (up to the MQOV and the other capacity requirements set forth in this Agreement) for Buyer during the force majeure period. Co-Packer shall not be responsible for any excess freight expense on Product incurred by Buyer due to the force majeure.
11.TERMINATION
(a)    This Agreement shall commence on the Commencement Date and shall terminate automatically without notice on December 31, 2027, unless the Parties agree in writing to extend the term of the Agreement (the initial term and any renewal terms are referred to collectively herein as the “Term”). Either Party may terminate this Agreement: (i) immediately without notice should the other Party fail to cure, within [***] after receipt of written notice thereof, any material breach of its obligations or duties hereunder, except that if the breach or failure is by Co-Packer and creates what Buyer reasonably determines to be a significant food health or safety risk, Buyer may terminate this Agreement immediately without notice should Co-Packer fail to cure, within [***] after receipt of written notice thereof, such food health or safety risk; or (ii) the other Party suspends or discontinues its business operations unless such business operations are transferred to a third party, in which case, Section 17 shall apply. The following provisions shall survive termination or expiration of this Agreement:
2(o) (warranties);
2(p)(q), 3(e) audit rights/access;
2(e), 3(d) (payment);
Schedule B (Specifications);
7 (Indemnification);
Section 8 (Risk of Loss and Insurance); and
Section 9 (Confidentiality),
Section 12 (Governing Law)
Section 19 (Attorneys Fees)
Section 21 (Product Recalls)

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

Additionally, in the event of termination or expiration of this Agreement, Buyer shall remain as an additional insured on the Co-Packer’s policies, for [***].
If Buyer terminates this Agreement pursuant to the terms in this Section 11(a), Buyer will not owe any payments outlined in Section 2(e) (Purchase Shortfall) for the Contract Period during which the Agreement is terminated or any future Contract Periods. If Co-Packer terminates this Agreement pursuant to the terms in this Section 11(a), Co-Packer will not owe any payments outlines in Section 2(f) (Production Shortfall) for the Contract Period during which the Agreement is terminated or any future Contract Periods. If either Party shall file a voluntary petition in bankruptcy, be declared bankrupt, make an assignment for the benefit of the creditors, or suffer the appointment of a receiver or a trustee of its assets, the other Party shall have the right to terminate this Agreement by giving written notice to take effect immediately.

(b)    Upon termination or expiration of the Agreement, Co-Packer shall immediately cease producing Products, Co-Packer shall immediately cease use and return to Buyer, or at Buyer’s discretion destroy all copies of, the Specifications and Buyer-provided technical information in Co-Packer’s possession or control and provide Buyer with a certificate of destruction certifying the destruction, and each Party shall cease using all Confidential Information and other proprietary data of the other Party and at each Party’s option, its Confidential Information shall be either (i) returned to it by the other Party or (ii) destroyed by the other Party (the destruction of which shall be certified to the Party in a writing signed by an officer of the other Party). So long as Buyer has satisfied its payment obligations to Co-Packer pursuant to Sections 2 and 3, upon termination or expiration of this Agreement, any releasable Product in Co-Packer’s possession shall be promptly delivered to Buyer within [***]. In addition, Buyer shall purchase all Products and ingredients, packaging and material Co-Packer has on hand and not previously billed to Buyer at the time of the termination that are purchased solely for use in the production of the Products and that comply with the Specifications whether or not there is a force majeure event (unless noncompliance is due to acts or omissions of Buyer or Buyer’s breach of this Agreement), if any exist. The ingredients, packaging, and materials used solely for Buyer shall be so identified in Schedule C and shall not exceed a [***]supply based on the applicable Forecast for the material in question. If the vendor's minimum order quantity for a particular material exceeds a [***]supply, then Co-Packer shall obtain permission from Buyer to order such quantity. If Buyer grants permission to order the quantity greater than a [***]supply, then Co-Packer shall not be liable for the excess inventory of this particular material and Buyer shall, in the event of termination or expiration of this Agreement, purchase such excess inventory in the same manner set forth above. The cost of all ingredients and packaging material to be purchased by Buyer shall be [***]. In the event that Buyer has defaulted in its payment obligations hereunder, and failed to cure such default following notice as set forth in Section 11(a), Co-Packer shall have no obligation to deliver

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

such releasable Product to Buyer. In no event, however, shall Co-Packer have the right to resell or otherwise use the releasable Product held in its custody.
12.GOVERNING LAW
All matters relating to this Agreement, the rights of the Parties hereunder and the construction of the terms hereof shall be governed by the laws of the State of Delaware, without regard to conflicts of laws principles.
13.NOTICES
Except as otherwise expressly set forth in this Agreement, all consents, authorizations, agreements, approvals, notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by documented overnight delivery services, or sent by facsimile or other electronic transmission service provided they are sent in a manner that provides confirmation of their receipt. Notices, demands, and communications to the respective Parties shall, unless another address is specified in writing, be sent to the address indicated below:
Notice to BUYER:

Premier Nutrition Company, LLC Attn: SVP Operations 1222 67th Street, Suite 210 Emeryville, CA94608 Email: [***]

With a copy to
Premier Nutrition Company, LLC
Attn: General Counsel
1222 67th Street, Suite 210
Emeryville, CA 94608
Email: [***]

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

Notice to CO-PACKER:
President
Stremicks Heritage Foods, LLC
4002 Westminster Avenue
Santa Ana, CA 92703-1310

[***]
With a copy to:
President of Jasper Products, L.L.C.
Email: [***]
14.CONFLICTING TERMS
The terms of this Agreement shall supersede and take precedent over any conflicting terms found in any purchase order issued by Buyer or any invoice issued by Co-Packer.
15.NO WAIVER
The failure of either Party to assert a right hereunder or to insist upon compliance with any terms or condition of this Agreement shall not constitute a waiver of that right or excuse the subsequent performance or non-performance of any such term or condition by the other Party.
16.ENTIRE AGREEMENT AND HEADINGS
This Agreement, schedules or addenda attached hereto and incorporated herein, as amended from time to time, constitute the entire agreement of the Parties relating to the manufacture, packaging, storage, and shipping of the Products, and any prior or contemporaneous agreements or understandings relating thereto are superseded hereby. This Agreement may not be amended except by an instrument in writing duly executed by the Parties. All headings utilized herein are inserted for reference only and shall have no effect on the meaning or construction of any terms of this Agreement. Notwithstanding the above, Buyer shall have the right to supplement, modify or amend, from time to time, the Specifications set forth on Schedule B attached hereto if required by applicable law or regulatory requirements; provided, however, that no such modification or amendment shall become part of this Agreement until the same is delivered in writing to Co-Packer, and any incremental costs directly related to such revised Specifications, as reasonably documented by Co-Packer to Buyer, shall be added to the price for the Products payable by Buyer hereunder. Buyer also has the right to request supplements, modifications, or amendments to the Transfer Packets (as defined in Schedule B), subject to approval by Co-Packer, with such approval not

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

to be unreasonably withheld (and any incremental costs directly related to such revised Transfer Packets, as reasonably documented by Co-Packer to Buyer, shall be added to the price for the Products payable by Buyer hereunder). All such modified products and their formulations are and shall remain the proprietary and sole property of Buyer unless otherwise specified.

17.BINDING EFFECT
This Agreement, schedules or addenda attached hereto and incorporated herein, shall be binding upon and shall inure to the benefit of the Parties hereto and their respective assignees and successors in interest. This Agreement is not assignable or transferable by either Party, in whole or in part, without the prior written consent of the other Party; provided, however that Buyer may assign this Agreement in the event that Buyer is sold, merged into or with another entity, or undergoes a “change in control”. “Change in control” shall include without limitation (i) the cumulative sale, assignment or other transfer of voting or beneficial equity securities of Buyer representing more than fifty percent (50%) of its voting or beneficial equity securities; (ii) Buyer being a constituent party to a merger, reorganization or similar transaction; or (iii) a sale, assignment or other transfer of substantially all of Buyer s assets or business.

18.NON-EXCLUSIVITY AND NON-SOLICITATION

(a)Nothing herein shall be construed to create a requirements contract or to require Buyer to purchase any Products, other than the MQOV as specified in Section 2 (c). Buyer reserves the right to buy Products or similar product from other co-packers, manufacturers, or third-parties.

(b)[***]
19.ATTORNEY FEES
Should either Co-Packer or Buyer be required to institute legal action to enforce any of its rights set forth in this Agreement, then the prevailing Party shall be entitled to reimbursement for all reasonable attorneys' fees and costs incurred as determined by the court in any such action. If Co-Packer or Buyer become engaged in litigation (i) that is in any way connected with this Agreement and (ii) in which either or both of the Parties assert and file

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

one or more claims against the other, the prevailing Party shall be entitled to an award of reasonable attorneys’ fees, court costs and out-of-pocket expenses, as determined by the trial court.
20.INDEPENDENT CONTRACTOR
The relationship of Co-Packer to Buyer under this Agreement shall be that of an independent contractor and no agency or employment relationship shall be implied by this Agreement. Accordingly, Co-Packer shall be responsible for payment of all taxes including federal, state and local taxes arising out of Co-Packer’s activities under this Agreement, including, but not limited to, federal and state income tax, social security tax, unemployment insurance tax, and any other taxes or business license fees as required.
21.PRODUCT RECALLS

Buyer shall have the sole right, exercisable in its discretion, to initiate and direct the content and scope of a recall, market withdrawal, stock recovery, product correction and/or advisory safety communication (any one or more referred to as a “Recall Action”) regarding the Products. At Buyer’s option, Buyer can direct Co-Packer to, and upon such direction Co-Packer shall, conduct such Recall Action. Buyer shall determine, in its sole discretion, the manner, text and timing of any publicity to be given such matters upon prior consultation with Co-Packer. In the event a Recall Action is initiated or directed by Buyer, Co-Packer agrees to fully cooperate and take all such steps as are reasonably requested to implement the Recall Action in a timely and complete manner. Any and all action to be taken in connection with a Recall Action shall be in accordance with FDA policies and other applicable laws and regulations. Co-Packer shall bear all costs, fees and out-of-pocket expenses associated with any Recall Action which results from (i) Co-Packer’s negligence or willful misconduct, (ii) Co-Packer’s failure to comply with Product Specifications set forth on Schedule B or the Buyer’s Quality Expectations Manual set forth on Schedule E, (iii) any breach of this Agreement by Co-Packer or (iv) ingredients or packaging materials purchased by Co-Packer. In all other cases, Buyer shall bear all costs associated with any Recall Action.
[Signature Page Next Following]

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by a duly authorized officer on the day and year first above written.

Premier Nutrition Company, LLC                Stremicks Heritage Foods, LLC

BY: /s/ Darcy H. Davenport                 BY: /s/ Sam Stremick

NAME (print): Darcy H. Davenport                NAME (print): Sam Stremick

TITLE: President and CEO                    TITLE: President

DATE: December 21, 2022                    DATE: December 15, 2022

Jasper Products, L.L.C.

BY: /s/ Ken Haubein

                                NAME (print): Ken Haubein

                                TITLE: President

                                DATE: December 15, 2022

CO-PACKER ______ BUYER ______

EXHIBIT 10.22

Certain information contained in this Exhibit has been excluded because it is both (1) not material and (2) of the type that the company treats as private or confidential. The redaction of such information is indicated by “[***]”

[The schedules described below have been omitted pursuant to Item 601(a)(5) of Registration S-K.]

Schedules:
A.Products Processing and Analytical Requirements
B.Finished Goods Specifications
C.Ingredients & Materials to be supplied by CO-PACKER and BUYER, waste allowance, pricing schedule and all other terms and conditions of sale.
D.Buyer Nutrition Contacts
E.BellRing Brands Quality Expectations Manual
F.Quality Testing Requirements
G.Buyer’s Supplier Code of Conduct

CO-PACKER ______ BUYER ______